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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 7, 2004, of Halozyme Therapeutics, Inc. (formerly Deliatroph Pharmaceuticals, Inc.) for the years ended December 31, 2003 and 2002 which appears in the Form SB-2 on page F-1, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                    /s/ CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, CA
November 11, 2004